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                                                                   Exhibit 10.25

                         FIRST AMENDED PROMISSORY NOTE

$800,000.00                                                   September 17, 2001
                                                             Fremont, California

     FOR VALUED RECEIVED, the undersigned, GILBERT C.P. HU (the "Employee") and MAY K.R. HU (jointly and severally, the "Borrowers"), promise to pay to ALTIGEN COMMUNICATIONS, INC., a Delaware corporation ("Lender"), at 47427 Fremont Boulevard, Fremont, California, 94538 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of Eight Hundred Thousand Dollars ($800,000.00), on the following terms:

     1. Payment:

        On September 30, 2001, the principal amount of Four Hundred Thousand Dollars ($400,000.00) and all accrued interest shall be immediately due and payable in lawful money of the United States. On September 30, 2002, the principal amount of Four Hundred Thousand Dollars ($400,000.00) and all accrued interest shall be immediately due and payable in lawful money of the United States.

     2. Security: This Note is secured by: 602,927 shares of Common Stock of Lender (as adjusted for any stock splits, stock dividends, recapitalizations and the like) (the "Stock") and Borrowers' brokerage accounts (the "Accounts") with Charles Schwab & Co., Inc. and Salomon Smith Barney (the "Collateral"). The value of the Collateral shall not be a limitation of the collection of the full amount of this Note from Borrowers, it being the express intention of the Borrowers that this be a "full recourse" note and obligation.

     3. Maturity Event: In addition to the stated maturity dates set forth in Paragraph 1 of this Note, upon the occurrence of a Maturity Event (as hereinafter defined), the entire principal amount of the Loan and any other sum due hereunder, shall become immediately due and payable without further demand or notice to Borrowers. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

          (a) Thirty (30) days after the date of a voluntary termination or cessation of Employee's employment with the Lender.

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          (b) There shall occur any default in the performance of any obligation of Borrowers contained in any deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrowers for the purpose of securing this Note.

          (c) Borrowers (i) admit in writing inability to pay debts, (ii) make an assignment for the benefit of creditors, (iii) file a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate assets under arrangement with creditors, or liquidate Borrowers' assets under court supervision, (iv) have an involuntary petition in bankruptcy filed against him or her that is not discharged within sixty (60) days after such petition is filed, or (v) apply for or permit the appointment of a receiver or trustee or custodian for any of Borrowers' property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

          (d) Any agreement or instrument executed in connection with this loan proves to have been false or misleading.

          (e) Borrowers fail to execute, acknowledge and deliver the the certificates evidencing the Stock or any other documents necessary to grant the security interest in the Accounts concurrently with this Note.

          (f) Employee's death.

     4. Interest: Interest on the outstanding principal balance of this note shall accrue at the rate of __________________________ (6.125%) per annum. Upon the failure of Borrowers to pay the outstanding principal balance after a Maturity Event, interest on the outstanding principal balance shall thereafter accrue at the rate of seven and one-half percent (7.5%) per annum, or if lower, the highest rate permitted by applicable law. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) months, and shall compound annually.

     5. Borrower's Representations: Borrowers hereby make the following representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:

          (a) Borrowers have not assigned, transferred any interest in, or hypothecated any part of the Collateral.

          (b) The consent of no other person or entity is required to grant the security interest in any part of the Collateral to the Lender.

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        (c) There are no actions, proceedings, claims or disputes pending or, to the Borrowers' actual knowledge threatened against or affecting the Borrowers, or any part of the Collateral.

     6. Borrower's Additional Obligations: Employee shall (a) procure, execute and deliver from time to time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions reasonably deemed necessary or appropriate by the Lender to perfect, maintain and protect its lien against the Collateral and the priority thereof;
(b) appear in and defend any action or proceeding which may affect its title to or the Lender's interest in the Collateral; (c) not surrender or lose possession of (other than to the Lender), sell, encumber, lease, rent, or otherwise dispose of or transfer any part of the Collateral or proceeds thereof (until the payment of the portion of such proceeds required to be paid to the Lender pursuant to this Agreement has been made) or right or interest therein and to keep the Collateral free of all liens, and (d) not take any action contrary the purposes of this Note

     7. Attorneys' Fees: In the event of Borrowers' default hereunder, Borrowers shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     8. Waiver: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

     9. No Usury: Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrowers and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by law, then it is Borrowers' and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     10. Prepayment: Borrowers may prepay all or any portion of this Note at any time prior to the stated maturity date, with no premium or penalty.

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     11. Notice: This Note is subject to Section 2924(i) and 2966 of the
California Civil Code which provides that the holder of this Note shall give written notice to Borrowers or their successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) as least ninety (90) days and not more than one hundred and fifty (150) days before any Balloon Payment is due.

     12. General Provisions: This Note shall be governed by and construed in accordance with the laws of the State of California. Borrowers hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrowers hereby waive the defense of the statute of limitations in any action on this Note to the extent permitted by law.

     13. THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE
THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.


                                              AS BORROWERS:


                                              /s/ Gilbert C.P. Hu
                                              ---------------------
                                              Gilbert C.P. Hu


                                              /s/ May K.R. Hu
                                              ---------------------
                                              May K.R. Hu

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